UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2016

Biogen Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-19311	33-0112644
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 Binney Street, Cambridge, Massachusetts 02142
(Address of principal executive offices; Zip Code)

Registrant’s telephone number, including area code: (617) 679-2000
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure

Attached as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K are slides from presentations that Biogen Inc. made on December 9, 2016 at the 9th Clinical Trials on Alzheimer's Disease (CTAD) meeting in San Diego, California.

Limitation on Incorporation by Reference. The information furnished in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements. The presentations may contain forward-looking statements, including statements about additional results from the Phase 1b study, and the potential clinical effects and safety of aducanumab. These statements may be identified by words such as "believe," "expect," "may," "plan," "potential," "will" and similar expressions, and are based on our current beliefs and expectations. Drug development and commercialization involve a high degree of risk, and only a small number of research and development programs result in commercialization of a product. Results in early stage clinical trials may not be indicative of full results or results from later stage or larger scale clinical trials and do not ensure regulatory approval. Factors which could cause actual results to differ materially from our current expectations include the risk that we may not fully enroll our clinical trials or enrollment will take longer than expected, unexpected concerns may arise from additional data, analysis or results obtained during our clinical trials, regulatory authorities may require additional information or further studies, or may fail or refuse to approve or may delay approval of our drug candidates, or we may encounter other unexpected hurdles. For more detailed information on the risks and uncertainties associated with our drug development and commercialization activities, please review the Risk Factors section of our most recent annual or quarterly report filed with the Securities and Exchange Commission. Any forward-looking statements speak only as of the date of the presentations and we assume no obligation to update any forward-looking statements.

Item 9.01     Financial Statements and Exhibits

Exhibit No.	Description
99.1	Aducanumab Titration Dosing Regimen Presentation slides from CTAD dated December 9, 2016
99.2	Aducanumab 24 Month Data from Prime Presentation slides from CTAD dated December 9, 2016

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Biogen Inc.
By:    __/s/ Steven N. Avruch_________
Steven N. Avruch
Chief Corporation Counsel and Assistant Secretary
Date: December 9, 2016

EXHIBIT INDEX

Exhibit Number	Description
99.1	Aducanumab Titration Dosing Regimen Presentation slides from CTAD dated December 9, 2016
99.2	Aducanumab 24 Month Data from Prime Presentation slides from CTAD dated December 9, 2016